UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-2946

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	5/31

Date of reporting period:	5/31/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Municipal Money
Market Fund, Inc.

ANNUAL REPORT May 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Important Tax Information
26	Board Members Information
28	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus Municipal
Money Market Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Municipal Money Market Fund, Inc. covers the 12-month period from June 1, 2003, through May 31, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Colleen Meehan.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from their 2003 federal tax refunds and mortgage refinancings,continued to spend.At the same time, corporations have become more willing to hire new workers and invest in new projects and equipment.As a result, yields of longer-dated money market securities began to rise in the spring of 2004, as investors increasingly anticipated that the Federal Reserve Board might soon begin raising rates in an attempt to forestall potential inflationary pressures.

No matter where interest rates go from here, however, we continue to believe that the objectives of liquidity and stability make tax-exempt money market funds a valuable component of many investors' portfolios. Indeed, despite recently encouraging economic news, concerns regarding the war on terrorism, instability in Iraq and higher energy prices have caused heightened volatility in the stock and bond markets.As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today's financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

June 15, 2004

DISCUSSION OF FUND PERFORMANCE

Colleen Meehan, Senior Portfolio Manager

How did Dreyfus Municipal Money Market Fund, Inc. perform during the period?

For the 12-month period ended May 31, 2004, the fund produced a 0.49% yield.Taking into account the effects of compounding, the fund also produced an effective yield of 0.49%.1

We attribute these results to low short-term interest rates throughout the reporting period, which fell to 1% in June 2003. However, in the spring of 2004, yields of longer-dated money market instruments began to rise as investors anticipated higher interest rates in a strengthening economy.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this objective, we employ two primary strategies. First, we normally attempt to add value by investing substantially all of the fund's net assets in high-quality, tax-exempt municipal money market instruments from issuers throughout the United States and its territories that provide income exempt from federal income tax. Second, we actively manage the fund's average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace and interest-rate cycles while anticipating liquidity needs.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which could enable us to take advantage of opportunities when short-term supply increases. Generally, yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which in turn may lengthen the fund's average maturity. If we anticipate limited new-issue supply, we may then look to extend the fund's average maturity to maintain then-current

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

yields for as long as we believe practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

When the reporting period began, investors widely expected the Federal Reserve Board (the "Fed") to reduce short-term interest rates further in its ongoing attempts to stimulate stronger economic growth. Investors were not disappointed when, in late June, the Fed cut interest rates to 1%, their lowest level since 1958.

Despite evidence of a recovering economy during the summer and fall of 2003, tax-exempt money market yields remained anchored by the 1% federal funds rate. In fact, at the time, the Fed repeatedly affirmed that it intended to be "patient" in keeping interest rates low. Later, as more evidence of economic strength accumulated, the Fed suggested that any future interest-rate increases were likely to be "measured."

In addition, state and local governments were faced with declining tax revenues during much of 2003, and they increasingly turned to the tax-exempt money markets, issuing fixed-rate notes to balance their budgets. Many municipalities also refinanced old debt at lower rates, further boosting the supply of newly-issued available municipal securities. Since a greater volume of tax-exempt money market instruments competed for investor interest, their after-tax yields remained relatively high compared with historical norms. In fact, at certain times during the reporting period, tax-exempt money market yields equaled or exceeded the yields of comparable taxable instruments.

In this environment, we maintained the fund's weighted average maturity in a range longer than industry averages through the first quarter of 2004, enabling us to capture incrementally higher yields from fixed-rate instruments. We purchased insured municipal bonds,2 notes and commercial paper with maturities in the three to nine months range, and we attempted to stagger the maturities of these holdings to construct a "laddered" portfolio in which holdings mature in stages.This is designed to give the fund greater flexibility in a rising interest-rate environment.

Toward the end of the reporting period, however, yields of longer-dated municipal money market instruments began to rise as investors anticipated eventual rate-hikes from the Fed. Stronger labor markets, higher energy prices and other potential inflationary pressures suggested that the Fed may shift toward a less accommodative monetary policy sooner than many analysts previously had expected.Accordingly, we allowed the fund's weighted average maturity to move lower, toward the neutral range. In addition, we increased the fund's holdings of variable-rate demand notes on which yields are reset weekly. These strategies were designed to give us the flexibility required to capture higher yields more quickly as they become available.

What is the fund's current strategy?

As of the end of the reporting period, it appears to us that the market is anticipating an increase of 25 to 50 basis points in the federal funds rate over the next few months. In addition, many issuers conduct their annual short-term borrowing activities in June, creating a larger supply of newly-issued securities. However, due to the improving economy, we expect that 2004 issuance volume will be lower than it was in 2003. In this changing market environment, we have continued to maintain the fund's weighted average maturity in the neutral range in anticipation of higher-yielding opportunities over the next several months.

June 15, 2004

1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

2	Insurance on individual portfolio securities extends to the repayment of principal and the payment of interest in the event of default. It does not extend to the market value of the portfolio securities or the value of the fund's shares.

The Fund 5

STATEMENT OF INVESTMENTS
May 31, 2004
	Principal
Tax Exempt Investments—101.1%	Amount ($)		Value ($)

Alabama—.5%
Jefferson County, Sewer Revenue, Refunding, VRDN
1.07% (Insured; XL Capital Assurance
and LOC; Regions Bank)	5,200,000	[a]	5,200,000
Arizona—2.6%
Arizona Health Facilities Authority, Health Care Facilities
Revenue, VRDN (The Terraces Project)
1.07% (LOC; Lloyds TSB Bank PLC)	7,510,000	[a]	7,510,000
Maricopa County Industrial Development Authority, MFHR
Refunding, VRDN (San Clemente Apartments Project)
1.12% (Liquidity Facility; FNMA and LOC; FNMA)	10,000,000	[a]	10,000,000
Phoenix Civic Improvement, Water and Sewer Systems
Revenue, CP 1.10%, 11/10/2004
(LOC; Dexia Credit Locale)	8,000,000		8,000,000
Arkansas—.6%
Pulaski County Public Facilities Board, MFHR, VRDN
(Chapelridge Project) 1.18% (LOC; Regions Bank)	5,650,000	[a]	5,650,000
California—9.4%
ABAG Finance Authority for Non-Profit Corporations
Recreational Revenue, VRDN
(Jewish Community Center Project) 1.08%
(LOC: Allied Irish Bank and The Bank of New York)	6,000,000	[a]	6,000,000
State of California, GO Notes, RAW 2%, 6/16/2004
(Liquidity Facility: Lehman Brothers Holdings, Merrill
Lynch and Societe Generale)	40,000,000		40,014,353
California Housing Finance Agency, MFHR, VRDN
1.15% (Liquidity Facility: California State
Teachers Retirement and Landesbank
Hessen-Thuringen Girozentrale)	18,500,000	[a]	18,500,000
California Statewide Communities Development Authority
Health Care Facilities Revenue, Refunding, VRDN
(University Retirement Community at Davis) 1.10%
(Insured; Radian Bank and LOC; Bank of America)	7,000,000	[a]	7,000,000
FHLMC Multifamily VRDN Certificates, Revenue, VRDN
1.26% (Liquidity Facility; FHLMC and LOC; FHLMC)	17,963,302	[a]	17,963,302
New Port Beach, Health Care Facilities Revenue, VRDN
(Hoag Memorial Hospital) 1.08%	3,000,000	[a]	3,000,000
Colorado—4.3%
Colorado Educational and Cultural Facilities Authority
College and University Revenue, VRDN
(Fuller Project) 1.17% (LOC; Key Bank)	10,000,000	[a]	10,000,000

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Colorado (continued)
Colorado Housing and Finance Authority, Revenue
(Single Family Housing-Class I-IV) 1.18%, 11/1/2004	5,000,000		5,000,000
City and County of Denver, Airport Revenue, Refunding
VRDN 1.17% (Insured; MBIA and
Liquidity Facility; Bank One)	10,000,000	[a]	10,000,000
Mountain Village Housing Authority, Housing Facilities
Revenue, VRDN (Village Court Apartments Project)
1.21% (LOC; U.S. Bank NA)	7,585,000	[a]	7,585,000
Southern Ute Indian Tribe of the Southern Ute Indian
Reservation, Industrial Revenue 1.08%, 8/2/2004	10,000,000		10,000,000
Delaware—1.1%
Delaware Economic Development Authority, MFHR, VRDN
(School House Project) 1.10% (LOC; HSBC Bank USA)	6,900,000	[a]	6,900,000
Sussex County, IDR, VRDN
(Pats Inc. Project) 1.31% (LOC; M&T Bank)	4,370,000	[a]	4,370,000
District of Columbia—4.9%
District of Columbia, Enterprise Zone Revenue, VRDN
(Trigen-PepCo Energy Services)
1.16% (LOC; M&T Bank)	12,400,000	[a]	12,400,000
District of Columbia National Academy of Science
Education Revenue, CP 1.15%, 8/16/2004
(Insured; AMBAC and Liquidity Facility; Nationsbank)	8,000,000		8,000,000
Metropolitan Washington Airport Authority
Transportation Revenue, CP 1.20%, 6/10/2004
(Liquidity Facility; WestLB AG)	28,000,000		28,000,000
Florida—5.7%
Broward County Housing Finance Authority, SFMR, VRDN
Merlots Program 1.19% (Liquidity Facility; Wachovia
Bank and LOC: FNMA and GNMA)	2,410,000	[a]	2,410,000
City of Jacksonville, PCR, Refunding, VRDN
(Florida Power and Light Company Project) 1.17%	4,925,000	[a]	4,925,000
Jacksonville Electric Authority, Electric Revenue, CP:
1%, 9/8/2004 (Liquidity Facility; Landesbank
Hessen-Thuringen Girozentrale)	10,000,000		10,000,000
1.05%, 10/14/2004 (Liquidity Facility;
Dexia Credit Locale)	15,000,000		15,000,000
Kissimmee Utility Authority, Electric Revenue, CP
.95%, 7/14/2004 (Liquidity Facility;
Bank of Nova Scotia)	6,000,000		6,000,000

T h e F u n d 7

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Florida (continued)
Leon County School District, GO Notes, Refunding
3%, 7/1/2004 (Insured; FGIC)	2,915,000		2,919,798
County of Palm Beach, Health Care Facilities Revenue, VRDN
(Morse Obligation Group) 1.10% (LOC; Key Bank)	7,940,000	[a]	7,940,000
Tampa Bay Water Utility System, Water Revenue, VRDN
Merlots Program 1.14% (Insured; FGIC
and Liquidity Facility; Wachovia Bank)	6,965,000	[a]	6,965,000
Georgia—3.7%
Conyers Housing Authority, MFHR, VRDN
1.15% (LOC; Amsouth Bank)	4,000,000	[a]	4,000,000
De Kalb County Housing Authority, MFHR, VRDN
(Forest Columbia Apartments Project)
1.21% (LOC; First Tennessee Bank)	8,500,000	[a]	8,500,000
Gwinnett County Development Authority, IDR, VRDN
(Suzanna's Kitchen Inc. Project)
1.15% (LOC; Wachovia Bank)	6,400,000	[a]	6,400,000
Savannah Economic Development Authority
Industrial Revenue, VRDN (Home Depot Project) 1.15%	17,000,000	[a]	17,000,000
Hawaii—.7%
Hawaii Pacific Health, Special Purpose Revenue, VRDN
(Department of Budget and Finance) 1.16%
(Insured; Radian Bank and Liquidity Facility;
Bank of Nova Scotia)	7,000,000	[a]	7,000,000
Illinois—9.6%
City of Chicago, Sales Tax Revenue, VRDN
Merlots Program 1.14% (Insured; FGIC and
Liquidity Facility; Wachovia Bank)	10,000,000	[a]	10,000,000
Chicago Midway Airport, Revenue, VRDN 1.10%
(Insured; MBIA and Liquidity Facility; Bank One)	10,000,000	[a]	10,000,000
State of Illinois, GO Notes, VRDN
Merlots Program 1.14% (Insured; MBIA
and Liquidity Facility; Wachovia Bank)	9,980,000	[a]	9,980,000
Illinois Educational Facilities Authority
College and University Revenue
VRDN (St. Xavier University Project)
1.08% (LOC; ABN-AMRO)	8,600,000	[a]	8,600,000
Illinois Finance Authority, Health Care Facilities Revenue
VRDN (Northwestern Memorial Hospital)
1.06% (LOC; UBS Finance)	7,000,000	[a]	7,000,000

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Illinois (continued)
Illinois Health Facilities Authority
Health Care Facilities Revenues:
(Evanston Health Corp.):
1.35%, 10/21/2004	5,000,000		5,000,000
1.20%, 11/15/2004	15,000,000		15,000,000
1.60%, 3/31/2005	9,000,000		9,000,000
VRDN (Helping Hand Rehabilitation Center)
1.08% (LOC; Fifth Third Bank)	2,880,000	[a]	2,880,000
Lake County, MFHR, VRDN
(Grand Oaks Apartments Project)
1.14% (Insured; FNMA and Liquidity Facility; FNMA)	9,000,000	[a]	9,000,000
Roaring Fork Municipal Products, Housing Revenue, VRDN
1.21% (Liquidity Facility; The Bank of New York and
LOC: FHLMC, FNMA and GNMA)	4,265,000	[a]	4,265,000
University of Illinois, University Revenue, VRDN
Merlots Program 1.14% (Insured; MBIA and
Liquidity Facility; Wachovia Bank)	3,500,000	[a]	3,500,000
Indiana—2.0%
Indiana Health Facility Financing Authority
Health Care Facilities Revenue, VRDN (Clark Memorial
Hospital Project) 1.22% (LOC; Bank One)	9,310,000	[a]	9,310,000
Indiana Housing Finance Authority, SFMR
1.25%, 1/6/2005	7,765,000		7,765,000
City of Shelbyville, EDR, VRDN
(K-T Corp. Project) 1.16% (LOC; PNC Bank)	2,655,000	[a]	2,655,000
Iowa—1.0%
State of Iowa, Revenue, TRAN 2%, 6/29/2004	10,000,000		10,007,225
Kansas—.6%
Kansas Development Finance Authority, MFHR, Refunding
VRDN (Chesapeake Apartments Project)
1.10% (LOC; FHLB)	5,500,000	[a]	5,500,000
Kentucky—2.4%
Kenton County Airport Board, Special Facilities
Revenue, VRDN (Airis Cincinnati LLC)
1.10% (LOC; Deutsche Bank)	17,000,000	[a]	17,000,000
City of Somerset, Industrial Building Revenue, VRDN
(Wonderfuel LLC Project)
1.21% (LOC; Bank of America)	6,320,000	[a]	6,320,000

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Louisiana—.5%
Ouachita Parish Industrial Development Board
IDR, VRDN (Garret Manufacturing LLC Project)
1.26% (LOC; Regions Bank)	4,630,000	[a]	4,630,000
Maryland—1.3%
County of Baltimore, Revenue, Refunding, VRDN
(Shade Tree Trace) 1.17% (LOC; M&T Bank)	5,920,000	[a]	5,920,000
Maryland Community Development Administration
Department of Housing and Community Development
Revenue, Residential Program 1.25%, 12/21/2004	5,000,000		5,000,000
Maryland Economic Development Corporation, Revenue
VRDN (Todd/Allan Printing Facility)
1.31% (LOC; M&T Bank)	2,125,000	[a]	2,125,000
Massachusetts—2.3%
Massachusetts Development Finance Agency
SWDR, VRDN (Wheelabrator Millbury Project)
1.13% (LOC; JPMorgan Chase Bank)	3,000,000	[a]	3,000,000
Massachusetts Health and Educational Facilities Authority
Revenue, CP (Harvard University) 1.02%, 6/10/2004
(LOC; Harvard University)	19,716,000		19,716,000
Michigan—1.6%
Birmingham Economic Development Corporation, LOR
VRDN (Brown St. Association Project)
1.32% (LOC; ABN-AMRO)	1,700,000	[a]	1,700,000
City of Detroit, Sewer Disposal Revenue, VRDN
Merlots Program 1.14% (Insured; FGIC and
Liquidity Facility; Wachovia Bank)	4,675,000	[a]	4,675,000
Detroit Downtown Development Authority, LR, Refunding
VRDN (Millender Center Project)
1.10% (LOC; HSBC Bank USA)	7,000,000	[a]	7,000,000
Lake St. Clair Shores Drain District, GO Notes, VRDN
1.17% (Liquidity Facility; Comerica Bank)	1,990,000	[a]	1,990,000
Minnesota—1.4%
Dakota County Development Agency, SFMR, Refunding
1.05% 8/1/2004 (Insured; AMBAC)	10,000,000		10,000,000
Minnesota Housing Finance Authority
Revenue, Residential Program 1.25%, 5/18/2005	3,745,000		3,745,000
Mississippi—1.8%
Mississippi Business Finance Corporation, College and
University Revenue, VRDN (Belhaven College Project)
1.10% (LOC; First Tennessee Bank)	9,820,000	[a]	9,820,000

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Mississippi (continued)
University Educational Building Corporation
College and University Revenue, VRDN (Campus
Improvements Project) 1.13% (Insured; MBIA
and Liquidity Facility; Amsouth Bank)	7,820,000	[a]	7,820,000
Nebraska—2.7%
Nebhelp Incorporated, College and University
Revenue, VRDN, Mode Student Loan
1.12% (Insured; MBIA and Liquidity Facility;
Lloyds TSB Bank PLC)	26,480,000	[a]	26,480,000
New Hampshire—3.4%
New Hampshire Business Finance Authority, IDR, VRDN
(Keeney Manufacturing Co. Project)
1.16% (LOC; Fleet National Bank )	5,100,000	[a]	5,100,000
New Hampshire Health and Education Facilities Authority
Health Care Facilities Revenue, VRDN:
(Catholic Medical Center) 1.08% (LOC; Citizens
Bank of Massachusetts)	9,905,000	[a]	9,905,000
(Huntington At Nashua) 1.12% (LOC; Comerica Bank)	10,000,000	[a]	10,000,000
(South New Hampshire Medical Center) 1.15%
(Insured; Radian Bank and LOC; Fleet National Bank)	8,000,000	[a]	8,000,000
New York—3.5%
Johnson City Central School District, GO Notes, BAN
1.50%, 6/17/2004	4,000,000		4,000,598
New York City Municipal Water Finance Authority
Water and Sewer Revenue, CP .98%, 6/10/2004
(LOC: Helaba Bank and Landesbank Baden-Wuerttemberg)	10,000,000		10,000,000
New York City Transitional Finance Authority
Income and Sales Tax Revenue, VRDN 1.08%
(Liquidity Facility; Dexia Credit Locale)	6,000,000	[a]	6,000,000
Port Authority of New York and New Jersey, Special
Obligation Revenue, VRDN (Versatile Structure
Obligation) 1.13% (LOC; Bank of Nova Scotia)	14,400,000	[a]	14,400,000
Ohio—1.7%
Lake County, Hospital Facilities Revenue, VRDN
(Lake Hospital Systems Inc.)
1.14% (Insured; Radian Bank and Liquidity
Facility; Fleet National Bank)	12,000,000	[a]	12,000,000
Lorain County, Independent Living Facilities Revenue
VRDN (Elyria United Methodist Project)
1.09% (LOC; Bank One)	4,640,000	[a]	4,640,000

The Fund 11

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Oregon—.6%
Oregon Facilities Authority, MFHR, VRDN
(Vintage at Bend Apartments) 1.12%
(Liquidity Facility; FNMA and LOC; FNMA)	5,500,000	[a]	5,500,000
Pennsylvania—11.0%
Emmaus General Authority, Revenue, VRDN:
1.09% (GIC; Goldman Sachs and Co.)	5,000,000	[a]	5,000,000
1.10%, Series F-19 (LOC; DEPHA Bank PLC)	4,300,000	[a]	4,300,000
1.10%, Sub-Series G-18 (LOC; DEPHA Bank PLC)	9,000,000	[a]	9,000,000
Franklin County Industrial Development Authority
Industrial Revenue, VRDN (Menno Haven Project)
1.15% (Insured; Radian Bank and
Liquidity Facility; Fleet National Bank)	16,580,000	[a]	16,580,000
Lancaster County Hospital Authority, Senior Living
Facilities Revenue, VRDN:
(Luthercare Project) 1.16% (LOC; M&T Bank)	17,565,000	[a]	17,565,000
(QuarryVille Presbyterian) 1.10% (LOC; M&T Bank)	7,485,000	[a]	7,485,000
(Willow Valley Retirement Project) 1.15%
(Insured; Radian Bank and Liquidity Facility;
Fleet National Bank)	10,000,000	[a]	10,000,000
Montgomery County Higher Education and Health
Authority, Revenue, VRDN
(Pennsylvania Higher Education and Health):
1.12% (LOC; M&T Bank)	8,775,000	[a]	8,775,000
1.16% (LOC; M&T Bank)	12,010,000	[a]	12,010,000
State of Pennsylvania, GO Notes, VRDN, Merlots Program
1.14% (Insured; MBIA and Liquidity Facility;
Wachovia Bank)	3,370,000	[a]	3,370,000
Philadelphia Authority for Industrial Development
Industrial Revenue, VRDN (30th Street Station Project)
1.20% (Insured; MBIA and Liquidity
Facility; The Bank of New York)	8,600,000	[a]	8,600,000
Susquehanna County Industrial Development Authority
Industrial Revenue, VRDN (Pennfield Corporation
Project) 1.25% (LOC; Fulton Bank)	4,925,000	[a]	4,925,000
Tennessee—1.4%
Blount County Public Building Authority, Revenue, VRDN
(Local Government Public Improvement) 1.08%
(Insured; AMBAC and Liquidity Facility; Regions Bank)	2,520,000	[a]	2,520,000

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Tennessee (continued)
Metropolitan Government of Nashville and Davidson County
Health and Educational Facility Board, College and
University Revenue, VRDN (Vanderbilt University)
1.08% (Liquidity Facility: Bayerische Landesbank)	11,600,000	[a]	11,600,000
Texas—12.9%
City of Austin, Water and Wastewater Systems Revenue
VRDN, Merlots Program 1.14% (Insured; FSA and
Liquidity Facility; Wachovia Bank)	6,415,000	[a]	6,415,000
Dallas-Fort Worth International Airport Facilities
Improvement Corp., Airport Revenue, VRDN, Merlots
Program 1.19%, (Insured; FSA and
Liquidity Facility; Wachovia Bank)	3,535,000	[a]	3,535,000
Greater Texas Student Loan Corporation
Student Loan Revenue, VRDN 1.12%
(LOC; State Street Bank and Trust Co.)	10,000,000	[a]	10,000,000
Harris County Health Facilities Development Corporation
Health Care Facilities Revenue, VRDN
(Methodist Hospital) 1.08%	3,600,000	[a]	3,600,000
Port of Port Arthur Navigation District, Environmental
Facilities Revenue, Refunding, VRDN
(Motiva Enterprises Project) 1.22%	5,000,000	[a]	5,000,000
Revenue Board Certificate Series Trust
Revenue, VRDN (Heather Lane Apartments)
1.32% (GIC; AIG Funding Inc.)	10,600,000	[a]	10,600,000
City of Richardson, GO Notes 1%, 6/15/2004
(Liquidity Facility; Bank of America)	5,000,000		5,000,000
City of San Antonio, Water and Sewer Revenue:
CP .95%, 7/7/2004 (Liquidity Facility: Landesbank
Baden-Wuerttemberg and WestLB AG)	20,000,000		20,000,000
VRDN, Merlots Program 1.14%
(Liquidity Facility; Wachovia Bank)	6,000,000	[a]	6,000,000
State of Texas:
GO Notes, Refunding (College Student Loan):
.95%, 7/1/2004 (Liquidity Facility; Landesbank
Hessen-Thuringen Girozentrale)	20,000,000		20,000,000
1.22%, 8/2/2004 (LOC; Landesbank
Hessen-Thuringen Girozentrale)	9,485,000		9,485,000
Revenue, TRAN 2%, 8/31/2004	17,000,000		17,036,224

The Fund 13

S T A T E M E N T O F I N V E S T M E N T S (continued)

		Principal
Tax Exempt Investments (continued)		Amount ($)		Value ($)

Texas (continued)
University of Texas System Board Regents
Revenue, CP .975%, 9/1/2004		10,000,000		10,000,000
Utah—1.0%
City of Murray, HR, VRDN
(IHC Health Services Inc.) 1.10%		10,000,000	[a]	10,000,000
Washington—2.1%
Pierce County Economic Development Corporation
Industrial Revenue, VRDN (Seatac Packaging Project)
1.15% (LOC; HSBC Bank USA)		5,300,000	[a]	5,300,000
State of Washington, GO Notes, VRDN, Merlots Program:
1.14% (Insured: FGIC and MBIA and
Liquidity Facility; Wachovia Bank)		5,010,000	[a]	5,010,000
1.14% (LOC; MBIA and Wachovia Bank)		3,970,000	[a]	3,970,000
Washington Housing Finance Commission, MFHR, VRDN
(Holly Village Senior Living) 1.12%
(Insured; FNMA and Liquidity Facility; FNMA)		6,600,000	[a]	6,600,000
Wyoming—2.8%
Campbell County, IDR
(Two Elk Power Generation Station Project)
1.40%, 12/2/2004 (GIC; Bayerische Landesbank)		27,200,000		27,200,000

Total Investments (cost $	992,582,500)	101.1%		992,582,500
Liabilities, Less Cash and Receivables		(1.1%)		(10,620,320)
Net Assets		100.0%		981,962,180

Summary of Abbreviations
AMBAC	American Municipal Bond	GO	General Obligation
	Assurance Corporation	HR	Hospital Revenue
BAN	Bond Anticipation Notes	IDR	Industrial Development Revenue
CP	Commercial Paper	LOC	Letter of Credit
EDR	Economic Development Revenue	LOR	Limited Obligation Revenue
FGIC	Financial Guaranty Insurance	LR	Lease Revenue
	Company	MBIA	Municipal Bond Investors Assurance
FHLB	Federal Home Loan Bank		Insurance Corporation
FHLMC	Federal Home Loan Mortgage	MFHR	Multi-Family Housing Revenue
	Corporation	PCR	Pollution Control Revenue
FNMA	Federal National Mortgage	RAW	Revenue Anticipation Warrants
	Association	SFMR	Single Family Mortgage Revenue
FSA	Financial Security Assurance	SWDR	Solid Waste Disposal Revenue
GIC	Guaranteed Investment Contract	TRAN	Tax and Revenue Anticipation Notes
GNMA	Government National Mortgage	VRDN	Variable Rate Demand Notes
Association
Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%)

F1+, F1		VMIG1, MIG1, P1		SP1+, SP1, A1+, A1	90.4
AAA, AA, A [b]		Aaa, Aaa, A [b]		AAA, AA, A [b]	7.0
Not Rated [c]		Not Rated [c]		Not Rated [c]	2.6
					100.0
a	Securities payable on demand.Variable interest rate—subject to periodic change.
b	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
c	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2004
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	992,582,500	992,582,500
Interest receivable		2,755,619
Prepaid expenses and other assets		44,129
		995,382,248

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		430,767
Cash overdraft due to Custodian		12,853,384
Payable for shares of Common Stock redeemed		62,005
Accrued expenses		73,912
		13,420,068

Net Assets ( $)		981,962,180

Composition of Net Assets ($):
Paid-in capital		981,962,180

Net Assets ( $)		981,962,180

Shares Outstanding
(5 billion shares of $.001 par value Common Stock authorized)		983,659,649
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2004
Investment Income ($):
Interest Income	10,254,427
Expenses:
Management fee—Note 2(a)	4,770,838
Shareholder servicing costs—Note 2(b)	574,346
Custodian fees	80,527
Director's fees and expenses—Note 2(c)	64,884
Professional fees	55,029
Registration fees	40,692
Prospectus and shareholders' reports	12,027
Miscellaneous	27,613
Total Expenses	5,625,956
Investment Income—Net, representing net increase
in net assets resulting from operations	4,628,471

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,

	2004	2003

Operations ($):
Investment income—net	4,628,471	7,790,449
Net realized gain (loss) from investments	—	248,020
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,628,471	8,038,469

Dividends to Shareholders from ($):
Investment income—net	(4,628,471)	(7,790,449)
Net realized gain on investments	(79,830)	—
Total Dividends	(4,708,301)	(7,790,449)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	1,813,024,799	1,613,536,986
Dividends reinvested	1,910,657	3,531,255
Cost of shares redeemed	(1,737,656,960)	(1,737,858,623)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	77,278,496	(120,790,382)
Total Increase (Decrease) in Net Assets	77,198,666	(120,542,362)

Net Assets ($):
Beginning of Period	904,763,514	1,025,305,876
End of Period	981,962,180	904,763,514

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

			Year Ended May 31,

	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	(.005)	.008	.015	.034	.030
Distributions:
Dividends from investment income—net	(.005)	(.008)	(.015)	(.034)	(.030)
Dividends from net realized
gain on on investments	(.000)[a]	—	—	—	—
Total Distributions	(.005)	(.008)	(.015)	(.034)	(.030)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.49	.84	1.51	3.46	3.05

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.59	.59	.58	.59	.62
Ratio of net investment income
to average net assets	.49	.83	1.50	3.39	3.00

Net Assets, end of period
($ x 1,000)	981,962	904,764	1,025,306	920,718	829,854
a	Amount represents less than $.001 per share.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represent amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $70,296 during the period ended May 31, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2004, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2004 and May 31, 2003, were as follows: tax exempt income $4,628,471 and $7,790,449 and long term capital gain $79,830 and $0, respectively.

During the period ended May 31, 2004, as a result of permanent book to tax differences, the fund decreased accumulated net realized gain (loss) on investments by $78,710 and increased paid-in capital by the same amount. Net assets were not affected by this reclassification.

At May 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $400,423, shareholder services plan fees $5,494 and transfer agency per account fees $24,850.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2004, the fund was charged $291,385 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2004, the fund was charged $146,033 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the "Investment Advisers"), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds,and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

The Fund 23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Municipal Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Municipal Money Market Fund, Inc., as of May 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2004 by correspondence with the custodian.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Money Market Fund, Inc. at May 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 12, 2004

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2004:

  all the dividends paid from investment income-net are "exempt-interest dividends", and the fund hereby designates $.0002 per share as a long-term capital gain distribution.

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186
———————
David W. Burke (68)
Board Member (1980)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee.
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 83
———————
William Hodding Carter III (69)
Board Member (1988)
Principal Occupation During Past 5 Years:
• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-present)
Other Board Memberships and Affiliations:
• Independent Sector, Director
• The Century Foundation, Director
• The Enterprise Corporation of the Delta, Director
• Foundation of the Mid-South, Director
No. of Portfolios for which Board Member Serves: 11
———————
Ehud Houminer (63)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
• Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30

Richard C. Leone (64)
Board Member (1980)
Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 11
———————
Hans C. Mautner (66)
Board Member (1980)
Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
• Capital and Regional PLC, a British co-investing real estate asset manager, Director
No. of Portfolios for which Board Member Serves: 11
———————
Robin A. Pringle (40)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organiza-
tion that is leading the movement to connect America's young people with caring adult mentors
No. of Portfolios for which Board Member Serves: 11
———————
John E. Zuccotti (66)
Board Member (1980)
Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
No. of Portfolios for which Board Member Serves: 11
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund 27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 199 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market Funds of the Manager, and an officer of 39 investment companies (comprised of 85 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1988.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

The Fund 29

For More Information

Dreyfus
Municipal Money
Market Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

© 2004 Dreyfus Service Corporation 0910AR0504

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Richard C. Leone, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Leone is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,100 in 2003 and $34,775 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $-0- in 2003 and $-0- in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $30,000 in 2003 and $273,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,207 in 2003 and $3,308 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $-0- in 2003 and $349 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service

Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $275,773 in 2003 and $611,435 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund's Board as Board members. The Committee has adopted a Nominating Committee Charter ("Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the

Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	July 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	July 28, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	July 28, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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